      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 1995


                                                    REGISTRATION NO. 33-58317
                                                                 NO. 33-58317-01
                                                                 NO. 33-58317-02
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ------------------

   AMERICAN GENERAL CORPORATION                     TEXAS                             74-0483432
AMERICAN GENERAL DELAWARE,   L.L.C.                DELAWARE                        TO BE APPLIED FOR
 AMERICAN GENERAL CAPITAL, L.L.C.                  DELAWARE                        TO BE APPLIED FOR

 (EXACT NAME OF EACH REGISTRANT AS          (STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER
   SPECIFIED IN ITS CHARTER)                 INCORPORATION OR ORGANIZATION)       IDENTIFICATION NO.)


  AMERICAN GENERAL CORPORATION                 AMERICAN GENERAL DELAWARE, L.L.C.
       2929 ALLEN PARKWAY                       AMERICAN GENERAL CAPITAL, L.L.C.
    HOUSTON, TEXAS 77019-2155                      2590 AMERICAN GENERAL CENTER
         (713) 522-1111                            NASHVILLE, TENNESSEE 37250

(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF EACH
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ------------------

                              JON P. NEWTON, ESQ.
                          AMERICAN GENERAL CORPORATION
                               2929 ALLEN PARKWAY
                           HOUSTON, TEXAS 77019-2155
                                 (713) 522-1111
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
         INCLUDING AREA CODE, OF AGENT FOR SERVICE FOR EACH REGISTRANT)

                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

              SCOTT N. WULFE, ESQ.                            JOHN H. NEWMAN, ESQ.
             VINSON & ELKINS L.L.P.                               BROWN & WOOD
             2300 FIRST CITY TOWER                           ONE WORLD TRADE CENTER
                  1001 FANNIN                               NEW YORK, NEW YORK 10048
              HOUSTON, TEXAS 77002                               (212) 839-5336
                 (713) 758-2222

                               ------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: from time to time after the effective date of this registration statement, as determined in light of market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

                               ------------------

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A),
MAY DETERMINE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This Amendment is being filed for the sole purpose of filing certain exhibits.

ITEM 16. EXHIBITS

     The following exhibits are filed as a part of this Registration Statement:


       EXHIBIT
       NUMBER                                         DESCRIPTION
      --------                                        -----------
            *1(a)    -- Form of Underwriting Agreement (Debt Securities and Warrants to purchase
                        Debt Securities), including forms of Pricing Agreement and Delayed
                        Delivery Contract.
            *1(b)    -- Form of Underwriting Agreement (Common Stock and Warrants to Purchase
                        Common Stock), including forms of Pricing Agreement and Delayed Delivery
                        Contract.
            *1(c)    -- Form of Underwriting Agreement (Preferred Stock and Warrants to Purchase
                        Preferred Stock), including forms of Pricing Agreement and Delayed
                        Delivery Contract.
            *1(d)    -- Form of Underwriting Agreement (Convertible Preferred Securities).
            *1(e)    -- Form of Underwriting Agreement (Non-Convertible Preferred Securities).
            *4(a)    -- Form of Senior Indenture, dated as of May   , 1995, between the Company
                        and Chemical Bank, as Trustee. The form or forms of Senior Securities with respect to each particular offering will be filed as an exhibit to a
                        Current Report on Form 8-K and incorporated herein by reference.
            *4(b)    -- Form of Senior Subordinated Indenture, dated as of May   , 1995, between
                        the Company and Chemical Bank, as Trustee. The form or forms of Senior
                        Subordinated Securities with respect to each particular offering will be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
             4(c)    -- Form of Junior Subordinated Indenture, dated as of May   , 1995, between
                        the Company and Chemical Bank, as Trustee. Other than as set forth in
                        Exhibits 4(r) and 4(t) below, the form or forms of Junior Subordinated
                        Debentures with respect to each particular offering will be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
             4(d)    -- Restated Articles of Incorporation of the Company (including Statement of
                        Resolution Establishing Series of Shares of Series A Junior Participating
                        Preferred Stock) (incorporated by reference to Exhibit 4.1 to Registration
                        Statement No. 33-33115 of the Company).
             4(e)    -- Rights Agreement dated as of July 27, 1989 between the Company and Texas
                        Commerce Bank National Association, as Rights Agent, and First Amendment,
                        dated as of October 26, 1992 (incorporated by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30,
                        1989, and to Exhibit 19 to the Company's Quarterly Report on Form 10-Q for
                        the quarter ended September 30, 1992, respectively).
             4(f)    -- Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the
                        Company's Annual Report on Form 10-K for the fiscal year ended December
                        31, 1993).
           **4(g)    -- Form of Debt Warrant Agreement, including form of Debt Warrant
                        Certificates.
           **4(h)    -- Form of Preferred Stock Warrant Agreement, including form of Preferred
                        Stock Warrant Certificates.
           **4(i)    -- Form of Common Stock Warrant Agreement, including form of Common Stock
                        Warrant Certificates.
          ***4(j)    -- Certificate of Formation of American General Delaware, L.L.C.
             4(k)    -- Form of Amended and Restated Limited Liability Company Agreement of
                        American General Delaware, L.L.C.
             4(l)    -- Form and terms of American General Delaware, L.L.C. Preferred Securities,
                        Series A.
          ***4(m)    -- Certificate of Formation of American General Capital, L.L.C.
          ***4(n)    -- Limited Liability Company Agreement of American General Capital, L.L.C.
            *4(o)    -- Form of Statement of Resolution Establishing Series of Shares of Series A
                        Cumulative Convertible Preferred Stock of the Company.
             4(p)    -- Form of Guarantee with respect to Preferred Securities of American General
                        Delaware, L.L.C.
            *4(q)    -- Form of Guarantee with respect to Preferred Securities of American General
                        Capital, L.L.C.

       EXHIBIT
       NUMBER                                         DESCRIPTION
       -------                                        -----------
            *4(r)    -- Form of Resolutions Establishing the Convertible Junior Subordinated
                        Debentures, Series A of the Company.
            *4(s)    -- Form and terms of American General Capital, L.L.C. Preferred Securities,
                        Series A.
            *4(t)    -- Form of Resolutions Establishing the Subordinated Debentures, Series A of
                        the Company.
            *5       -- Opinion and Consent of Vinson & Elkins L.L.P.
            *8       -- Opinion and Consent of Vinson & Elkins L.L.P. with respect to certain tax matters.
          ***12      -- Computation of Ratio of Earnings to Fixed Charges.
            *23(a)   -- Consent of Vinson & Elkins L.L.P. (contained in their opinions in Exhibits
                        5 and 8).
          ***23(b)   -- Consent of Ernst & Young LLP, Independent Auditor.
          ***23(c)   -- Consent of Coopers & Lybrand L.L.P., Independent Accountants.
          ***24      -- Powers of Attorney.
            *25      -- Form T-1 Statement of Eligibility of Chemical Bank, as Trustee under the
                        Senior Indenture, Senior Subordinated Indenture and Junior Subordinated
                        Indenture.


- ---------------

  * To be filed by Amendment.

 ** To be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.

*** Previously filed.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AMERICAN GENERAL CORPORATION CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON MAY 1, 1995.


                                       AMERICAN GENERAL CORPORATION
                                       (Registrant)

                                       By:     /s/  AUSTIN P. YOUNG
                                           --------------------------------
                                                    Austin P. Young
                                               Senior Vice President and
                                                Chief Financial Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AMERICAN GENERAL DELAWARE, L.L.C. CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON MAY 1, 1995.


                                       AMERICAN GENERAL DELAWARE, L.L.C.
                                       (Registrant)

                                       By: American General Delaware Management
                                           Corporation, as Manager

                                       By:     /s/  KENT E. BARRETT
                                           --------------------------------
                                                    Kent E. Barrett
                                             Vice President and Treasurer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AMERICAN GENERAL CAPITAL, L.L.C. CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON MAY 1, 1995.


                                       AMERICAN GENERAL CAPITAL, L.L.C.
                                       (Registrant)

                                       By: American General Delaware Management
                                           Corporation, as Manager

                                       By:     /s/  KENT E. BARRETT
                                           --------------------------------
                                                    Kent E. Barrett
                                             Vice President and Treasurer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES WITH AMERICAN GENERAL CORPORATION INDICATED ON MAY 1, 1995.


                  SIGNATURE                                          TITLE
- ---------------------------------------------    ---------------------------------------------

               HAROLD S. HOOK*                   Chairman of the Board, Chief Executive
- ---------------------------------------------    Officer and Director (principal executive
              (Harold S. Hook)                   officer)


          /s/  AUSTIN P. YOUNG                   Senior Vice President and Chief Financial
- ---------------------------------------------    Officer (principal financial officer)
              (Austin P. Young)

          /s/  PAMELA J. PENNY                   Vice President and Controller (principal
- ---------------------------------------------    accounting officer)
              (Pamela J. Penny)

              J. EVANS ATTWELL*                  Director
- ---------------------------------------------
             (J. Evans Attwell)

              BRADY F. CARRUTH*                  Director
- ---------------------------------------------
             (Brady F. Carruth)

           W. LIPSCOMB DAVIS, JR.*               Director
- ---------------------------------------------
          (W. Lipscomb Davis, Jr.)

              ROBERT M. DEVLIN*                  Director
- ---------------------------------------------
             (Robert M. Devlin)

               LARRY D. HORNER*                  Director
- ---------------------------------------------
              (Larry D. Horner)

            RICHARD J.V. JOHNSON*                Director
- ---------------------------------------------
           (Richard J.V. Johnson)

            ROBERT E. SMITTCAMP*                 Director
- ---------------------------------------------
            (Robert E. Smittcamp)

          /s/  JAMES R. TUERFF                   Director
- ---------------------------------------------
              (James R. Tuerff)

        *By:    /s/  JAMES R. TUERFF
- ---------------------------------------------
     (James R. Tuerff, Attorney-in-fact)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES WITH AMERICAN GENERAL DELAWARE MANAGEMENT CORPORATION (AS THE MANAGER OF EACH OF AMERICAN GENERAL DELAWARE, L.L.C. AND AMERICAN GENERAL CAPITAL, L.L.C.) INDICATED ON MAY 1, 1995.


                  SIGNATURE                                          TITLE
- ---------------------------------------------    ---------------------------------------------

        /s/  JAMES S. D'AGOSTINO                 Chairman and Director (principal executive
- ---------------------------------------------    officer)
            (James S. D'Agostino)

          /s/  LEO LEBOS, JR.                    President and Director
- ---------------------------------------------
              (Leo Lebos, Jr.)

         /s/  KENT E. BARRETT                    Vice President, Treasurer and Director
- ---------------------------------------------    (principal financial and accounting officer)
             (Kent E. Barrett)

                                 EXHIBIT INDEX

                                                                                   SEQUENTIALLY
       EXHIBIT                                                                       NUMBERED
       NUMBER                                DESCRIPTION                               PAGE
       -------                               -----------                           ------------
            *1(a)    -- Form of Underwriting Agreement (Debt Securities and
                        Warrants to purchase Debt Securities), including forms of
                        Pricing Agreement and Delayed Delivery Contract.
            *1(b)    -- Form of Underwriting Agreement (Common Stock and Warrants
                        to Purchase Common Stock), including forms of Pricing
                        Agreement and Delayed Delivery Contract.
            *1(c)    -- Form of Underwriting Agreement (Preferred Stock and
                        Warrants to Purchase Preferred Stock), including forms of
                        Pricing Agreement and Delayed Delivery Contract.
            *1(d)    -- Form of Underwriting Agreement (Convertible Preferred
                        Securities).
            *1(e)    -- Form of Underwriting Agreement (Non-Convertible Preferred
                        Securities).
            *4(a)    -- Form of Senior Indenture, dated as of May   , 1995,
                        between the Company and Chemical Bank, as Trustee. The
                        form or forms of Senior Securities with respect to each
                        particular offering will be filed as an exhibit to a
                        Current Report on Form 8-K and incorporated herein by
                        reference.
            *4(b)    -- Form of Senior Subordinated Indenture, dated as of May
                          , 1995, between the Company and Chemical Bank, as
                        Trustee. The form or forms of Senior Subordinated
                        Securities with respect to each particular offering will
                        be filed as an exhibit to a Current Report on Form 8-K
                        and incorporated herein by reference.
             4(c)    -- Form of Junior Subordinated Indenture, dated as of May
                          , 1995, between the Company and Chemical Bank, as
                        Trustee. Other than as set forth in Exhibits 4(r) and
                        4(t) below, the form or forms of Junior Subordinated
                        Debentures with respect to each particular offering will
                        be filed as an exhibit to a Current Report on Form 8-K
                        and incorporated herein by reference.
             4(d)    -- Restated Articles of Incorporation of the Company
                        (including Statement of Resolution Establishing Series of
                        Shares of Series A Junior Participating Preferred Stock)
                        (incorporated by reference to Exhibit 4.1 to Registration
                        Statement No. 33-33115 of the Company).
             4(e)    -- Rights Agreement dated as of July 27, 1989 between the
                        Company and Texas Commerce Bank National Association, as
                        Rights Agent, and First Amendment, dated as of October
                        26, 1992 (incorporated by reference to Exhibit 4 to the
                        Company's Quarterly Report on Form 10-Q for the quarter
                        ended June 30, 1989, and to Exhibit 19 to the Company's
                        Quarterly Report on Form 10-Q for the quarter ended
                        September 30, 1992, respectively).
             4(f)    -- Bylaws of the Company (incorporated by reference to
                        Exhibit 3.2 to the Company's Annual Report on Form 10-K
                        for the fiscal year ended December 31, 1993).
           **4(g)    -- Form of Debt Warrant Agreement, including form of Debt
                        Warrant Certificates.
           **4(h)    -- Form of Preferred Stock Warrant Agreement, including form of Preferred Stock Warrant Certificates.

                                                                                   SEQUENTIALLY
       EXHIBIT                                                                       NUMBERED
       NUMBER                                DESCRIPTION                               PAGE
       -------                               -----------                           ------------
           **4(i)    -- Form of Common Stock Warrant Agreement, including form of
                        Common Stock Warrant Certificates.
          ***4(j)    -- Certificate of Formation of American General Delaware,
                        L.L.C.
             4(k)    -- Form of Amended and Restated Limited Liability Company
                        Agreement of American General Delaware, L.L.C.
             4(l)    -- Form and terms of American General Delaware, L.L.C.
                        Preferred Securities, Series A.
          ***4(m)    -- Certificate of Formation of American General Capital,
                        L.L.C.
          ***4(n)    -- Limited Liability Company Agreement of American General
                        Capital, L.L.C.
            *4(o)    -- Form of Statement of Resolution Establishing Series of
                        Shares of Series A Cumulative Convertible Preferred Stock
                        of the Company.
             4(p)    -- Form of Guarantee with respect to Preferred Securities of
                        American General Delaware, L.L.C.
            *4(q)    -- Form of Guarantee with respect to Preferred Securities of
                        American General Capital, L.L.C.
            *4(r)    -- Form of Resolutions Establishing the Convertible Junior
                        Subordinated Debentures, Series A of the Company.
            *4(s)    -- Form and terms of American General Capital, L.L.C.
                        Preferred Securities, Series A.
            *4(t)    -- Form of Resolutions Establishing the Subordinated
                        Debentures, Series A of the Company.
            *5       -- Opinion and Consent of Vinson & Elkins L.L.P.
            *8       -- Opinion and Consent of Vinson & Elkins L.L.P. with
                        respect to certain tax matters.
          ***12      -- Computation of Ratio of Earnings to Fixed Charges.
            *23(a)   -- Consent of Vinson & Elkins L.L.P. (contained in their
                        opinions in Exhibits 5 and 8).
          ***23(b)   -- Consent of Ernst & Young LLP, Independent Auditor.
          ***23(c)   -- Consent of Coopers & Lybrand L.L.P., Independent
                        Accountants.
          ***24      -- Powers of Attorney.
            *25      -- Form T-1 Statement of Eligibility of Chemical Bank, as
                        Trustee under the Senior Indenture, Senior Subordinated
                        Indenture and Junior Subordinated Indenture.


- ---------------

  * To be filed by Amendment.

 ** To be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.

*** Previously filed.